Exhibit 32.2
CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF TRM CORPORATION
PURSUANT TO 18 U.S.C. SECTION 1350
     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Daniel E. O’Brien, Chief Financial Officer of TRM Corporation (the “Company”), hereby certify that the accompanying Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2005 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2005	/s/ Daniel E. O’Brien
Daniel E. O’Brien
Chief Financial Officer

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